SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC  20549





                           FORM 8-K AMENDED



           Current Report Pursuant to Section 13 or 15(d) of
                  The Securities Exchange Act of 1934





                     Date of Report:  June 6, 2001




                           QUADRACOMM, INC.
                    (Formerly RF Technology, Inc.)



         State of Incorporation     SIC Code          Employee ID
                Colorado              0-22678           number
                                                      84-1193941



       8019 North Himes Avenue, Suite 310, Tampa, Florida  33614

                            (813) 496-9191





  Formerly     RF Technology, Inc.  &  PM Management Systems, Inc.  &
                Process Based Management Systems, Inc.


     610 9th Street East (PO Box 2270), Kalispell, Montana  59903




Item 1.  Changes in Control of Registrant.

     No known control changes.


Item 2.  Acquisition or Disposition of Assets.

     No significant change in assets outside normal business occurred. However, in January, 2001 the Company did finalize the acquisition/merger of start-up subsidiary, International Prepaid Systems, Inc., of Houston, Texas, that was previously publicly reported as being in process. The new Business Unit is now developing operating plans and commencing the initial marketing of prepaid phone cards in the Southwestern USA, as the Unit's principal business. Expansion of the business beyond Texas and California will occur as markets can be matured, as operating performance experience is gained, and as supportive funding is available. Although no appreciable revenue was generated during the First Quarter of 2001 by IPS, vending machines used to dispense phone cards in chosen locations are now being leased, sites are being activated, and cards are being procured through contract with a long distance carrier. The financials surrounding this startup venture are available for review in QuadraComm's Form 10Q-SB, as filed with the Commission.


Item 3.  Bankruptcy or Receivership.

     Not applicable.


Item 4.  Changes in Registrant's Certifying Accountant. (as amended)

     Solely because of physically moving the registrant's operations from Colorado to Tampa, Florida during the fourth quarter of 2000, the former independent accountant engaged by the Company, whose practice is limited to the Colorado region, has resigned from the QuadraComm engagement. The change was made with the full consent and cooperation of the prior CPA due to the impractical nature of an engagement requiring continuous travel in order to accommodate the client's needs. The resignation took place after the December 31, 1999 reporting period, wherein a clear opinion with no qualifications or disclaimers was provided, but before the initiation of the audit for the annual period ending December 31, 2000. There had been no issues or disclaimers, or disagreements of any kind with Company management, regarding accounting, financial, or auditing matters of any kind with any of QuadraComm's historical data or reporting. The Company Board of Directors authorized the search for a new audit firm, and recommended the Tampa company of Alessandri & Alessandri, P.A., Certified Public Accountants. The new auditors completed the Year 2000 audit and issued a full set of statements and accompanying notes, as reported in the Company's current Form 10K filing with the Commission. Alessandri & Alessandri's business address is 5121 Ehrlich Road, Suite 107-B, Tampa, Florida 33624.

The concurrence and consent letter received by the registrant from Janet Loss, C.P.A., P.C., the prior auditor, is attached hereto as Exhibit A.




Item 5.  Other Events and Regulation FD Disclosure.

     A cornerstone of planned activity at RF Technology, Inc., before its change to QuadraComm and expansion into telecommunications ventures, was the continued development of an R&D project under the direction of Mr. Rick Surran to miniaturize and "productionize" the Plastics Location Device ("PLD") technology brought to the Company by Mr. Surran. This plastics "sniffer" was thought to be a very viable solution for detecting buried land mines and other plastic devices. However, the feasibility, schedule, and budget to get to production capability were not known. QuadraComm took the initiative to validate the concept. The effort expended during the past year has not proven, or disproved, the product viability, but it has been concluded that considerable time and money will likely be required to finish the project. Due to the constraints on the availability of outside capital to fund such a venture, and the lack of proven testimony to date Management has determined that it is in the best interests of the Company and its shareholders to discontinue all further effort at this time. Mr. Surran has decided to attempt the completion of the project by other means; however, he has left QuadraComm with the option of re-entering the process at a later date should it be more economically feasible, and should the product still be available for participation. At the present time all relationships with the PLD and with Mr. Surran have been amicably severed with no liabilities open for any of the parties involved.


Item 6.  Resignations of Registrant's Directors.

     As publicly announced in a December 8, 2000 Business Wire press release two Company Directors, Mr. Eberhard Mueller and Mr. Anthony Feimann (also Secretary of QuadraComm), submitted their Board of Directors and/or Officer resignations for personal reasons to be effective December 6, 2000. The remaining Directors appointed Mr. Jim Abbott, President of RF Scientific, Inc. (previously announced acquisition candidate for the Company under merger agreement contract), Orlando, Florida to fill one of the vacant posts. A second appointment was offered to Mr. Richard Surran, Scottsdale, Arizona; however, he subsequently declined the appointment. The post remains vacant at the present time. As a standing Director and Officer of the Company, Mr. Ronald Lambrecht was appointed to the vacant officer's position of Secretary of the Corporation.


Item 7.  Financial Statements and Exhibits.

     Not applicable in this issuance.


Item 8.  Change in Fiscal Year.

     None.


Item 9.  Regulation FD Disclosure.

     Previously issued Company press releases, in addition to inclusions in distributed QuadraComm marketing collateral, disclosed interest in, and the execution of an initial agreement under Memorandum of Understanding for, the acquisition of Digital Telecommunications, Inc., a private Oklahoma corporation with headquarters in Oklahoma City. With its primary operation in Madagascar, under a telecommunications license therein, Digital was deemed to be a good fit and launching point for the Company's planned international expansion. The existing agreement between the principal parties calls for a closing on the acquisition as soon as possible subject to the availability of adequate funding to meet the needs of the project expansion and subject to information disclosed as a part of the due diligence process. At this time, for reasons of funding and due diligence discovery, QuadraComm has placed the process of acquisition on hold until circumstances or events significantly change.




                              SIGNATURES



Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




QUADRACOMM, INC.                       .
                                             Registrant
Date:  ____________________________
(as amended)

                              _______________________________________
                                             (Signature)
                                     /s/Robert W. Ellis
                                     Robert W. Ellis
                                     President




                              _______________________________________
                                             (Signature)

                                     /s/ Ronald T. Lambrecht
                                     Ronald T. Lambrecht
                                     Treasurer & Secretary